                                                                    EXHIBIT 10.7

         --------------------------------------------------------------


                                  RULES OF THE

                            INDUS INTERNATIONAL INC

                           COMPANY SHARE OPTION PLAN


         --------------------------------------------------------------


         Adopted by the Company on 17 February 1998 and approved by the
                    Inland Revenue under Schedule 9 ICTA 88
                   on 6 April 1998 under reference X19259/HWP










                                 ERNST & YOUNG
                                 7 ROLLS HOUSE
                                ROLLS BUILDINGS
                                  FETTER LANE
                                LONDON, EC4A 1NH
                               TEL: 0171-928-2000

                            INDUS INTERNATIONAL INC
                           COMPANY SHARE OPTION PLAN

INDEX

         CLAUSE HEADING                                        CLAUSE NUMBER
         --------------                                        -------------
DEFINITIONS AND INTERPRETATION.........................................   1
  Definitions.......................................................... 1.1
  Interpretations...................................................... 1.2
  Statutory Provisions................................................. 1.3
  Clause Headings...................................................... 1.4
  References........................................................... 1.5
  Title................................................................ 1.6

LIFE OF THE PLAN.......................................................   2

INDIVIDUAL LIMITS......................................................   3
  Revenue Limit........................................................ 3.1
  Market Value......................................................... 3.2

GRANT OF OPTIONS.......................................................   4
  Board Discretion..................................................... 4.1
  Acquisition Price.................................................... 4.2

OPTION CERTIFICATES....................................................   5
  Issue................................................................ 5.1
  Content.............................................................. 5.2

RIGHTS TO EXERCISE OPTIONS.............................................   6
  General Exercise Rights.............................................. 6.1
  Latest Exercise Date................................................. 6.2
  Termination of Employment............................................ 6.3
  Takeovers............................................................ 6.4
  Reconstructions...................................................... 6.5
  Compulsory Purchase.................................................. 6.6
  Voluntary Winding Up................................................. 6.7
  Material Interest.................................................... 6.8
  Lapse of Rights...................................................... 6.9

         CLAUSE HEADING                                        CLAUSE NUMBER
         --------------                                        -------------
EXERCISE OF OPTION....................................................    7
  Notice..............................................................  7.1
  Allotment...........................................................  7.2
  Share Certificate...................................................  7.3
  Ranking of Stock....................................................  7.4

EXCHANGE OF OPTIONS ON A TAKEOVER.....................................    8
  Replacement of Options..............................................  8.1
  Option Certificates.................................................  8.2
  Lapse of Options....................................................  8.3
  No Immediate Exercise...............................................  8.4

VARIATION OF CAPITAL..................................................    9
  Adjustment..........................................................  9.1
  Inland Revenue Approval.............................................  9.2
  Notice of Adjustment................................................  9.3

ADMINISTRATION AND ALTERATION.........................................   10
  Discretion of the Board............................................. 10.1
  Board Decisions..................................................... 10.2
  Amendments.......................................................... 10.3
  Inland Revenue Consent.............................................. 10.4
  Rights of Option Holders............................................ 10.5
  Notice of Alteration................................................ 10.6
  Circulars........................................................... 10.7
  Cost................................................................ 10.8

GENERAL...............................................................   11
  Availability of Stock............................................... 11.1
  Employment Rights................................................... 11.2
  Non-Admission....................................................... 11.3
  Consequence of Lapse................................................ 11.4
  Transfer, Assignment or Charge...................................... 11.5
  Termination......................................................... 11.6
  Status of Auditors.................................................. 11.7
  Notices............................................................. 11.8
  Law................................................................. 11.9

THE FIRST SCHEDULE:        Option Certificate

THE SECOND SCHEDULE:       Notice of Exercise

                           INDUS INTERNATIONAL INC

                           COMPANY SHARE OPTION PLAN

            Scheme Rules approved under Section 185 and Schedule 9
                    Income and Corporation Taxes Act 1998


1.        Definitions and Interpretation

1.1.      DEFINITIONS:  In these rules:--

"Acquisition Price"           means the price at which each unit of Stock
                              subject to an Option may be acquired on the
                              exercise of that Option as determined pursuant to
                              Rule 4.2;

"Approved Plan"               means a plan established by the Company or by any
                              Associated company and approved by the Board of
                              Inland Revenue under Paragraph 1 of Schedule 9;

"Associated Company"          means any associated company of the Company
                              within the meaning of Section 416 of the Taxes
                              Act;

"the Auditors"                means the auditors of the Company for the time
                              being;

"the Board"                   means the board of directors of the Company as
                              form time to time constituted or one or more
                              persons duly appointed by such board of directors
                              and having such powers as the board may from time
                              to time decide;

"the Commencement Date"       means the date on which the Company received
                              notice that the Plan has been approved by the
                              Board of Inland Revenue under Paragraph 1 of
                              Schedule 9 Provided That the Plan has been
                              approved by the Board;

"the Company"                 means Indus International, Inc., a Delaware
                              corporation;

"Control"                     has the meaning ascribed by Section 840 of the
                              Taxes Act;

"Dealing Day"                 means any weekday (excluding Saturday) which is
                              not a statutory, public or bank holiday in either
                              the United Kingdom or the United States of
                              America;

"Exercise Period"                  means a period designated by or in accordance with
                                   the Rules as the period during which the relevant
                                   Option may be exercised;

"Grant Date"                       means in relation to an Option the date on which the
                                   Option was or is to be granted;

"the Grantor"                      means the grantor of any Option pursuant to Rule 4;

"Market Value"                     means the market value of such Share determined in
                                   accordance with the provisions of Part VIII of the
                                   Taxation of Chargeable Gains Act 1992 and agreed in
                                   advance for the purposes of the Plan with the Inland
                                   Revenue Shares Valuation Division as being the market
                                   value on the Dealing Day immediately preceding the
                                   Grant Date;

"Materially Interest Person"       means a director or employee of any one or more of
                                   the Participating Companies who at any relevant time
                                   has, or within the relevant preceding twelve (12)
                                   months has had, a material interest (as defined in
                                   Section 187(3) of the Taxes Act) in the Company or in
                                   a company which has control of the Company or which
                                   is a member of a consortium which owns the Company,
                                   if the Company or any such company is at any relevant
                                   time a close company for the purposes of Paragraph 8
                                   of Schedule 9;

"Option"                           means an option to acquire Stock by purchase or
                                   subscription granted (whether by the Company or a
                                   third party) pursuant to the Rules;

"Option Certificate"               means a certificate recording the terms of grant of
                                   an Option in accordance with the Rules;

"Option Holder"                    means any person who holds an Option or (where the
                                   context admits) his legal personal representative(s);

"Option to Subscribe"              means an Option which confers a right to subscribe
                                   for new Stock pursuant to this Plan;

"Participating Company"            means the Company and any company of which the
                                   company has Control, but excluding any company which
                                   is for the time being specified by the Board as not
                                   being a Participating Company;

"the Plan"                                  means this Plan as from time to time
                                            constituted by the Rules;

"Qualifying Employee                        means any person who devotes
                                            substantially the whole of their
                                            working time to the business of the
                                            Company and who is not a Materially
                                            Interested Person and who is an
                                            employee or full-time director
                                            employed by any one or more of the
                                            Participating Companies (and for the
                                            purposes of this definition a
                                            director will be regarded as 'full-
                                            time' if his terms of employment
                                            require him to devote to the duties
                                            of his office not less than twenty
                                            five (25) hours per week excluding
                                            meal breaks);

"the Rules"                                 means these rules as from time to
                                            time amended;

"Savings-Related Scheme"                    means a savings-related share option
                                            scheme as defined in Paragraph 1 of
                                            Schedule 9;

"Schedule 9"                                means Schedule 9 to the Taxes Act;

"Stock"                                     means the common stock of the
                                            Company which complies with
                                            Paragraphs 10 to 14 of Schedule 9
                                            and with Rule 6.5 of the Rules;

"Subsidiary"                                means a subsidiary of the Company
                                            within the meaning of Section 736 of
                                            the Companies Act 1985;

"Subsisting Option" and "Subsisting         means an Option or Option to
Option to Subscribe"                        Subscribe (as the case may be) which
                                            has not been exercised to the full
                                            extent possible under the Rules and
                                            which has not lapsed, been cancelled
                                            or otherwise terminated;

"Taxes Act"                                 means the Income and Corporation
                                            Taxes Act 1988.

1.2 INTERPRETATION: Where the context so admits the singular includes the plural and each gender includes each other gender.

1.3 STATUTORY PROVISIONS: Any reference to a statutory provision is to be construed as a reference to that provision as for the time being amended or re-enacted.

1.4      CLAUSE HEADINGS shall be ignored in interpretation.

1.5 REFERENCES: Unless otherwise expressly stated, references in the Rules to clauses, sub-clauses and paragraphs are to; the same in the Rules.

1.6 TITLE: The Plan shall be entitled and referred to as the "Indus International Company Share Option Plan" or such other title as the Board may from time to time decide.

2.       LIFE OF THE PLAN

         This Plan shall commence on the Commencement Date and (unless previously terminated by a Resolution of the Board) shall terminate upon the expiry of ten (10) years from such date. After termination of the Plan (however it occurs) no further Options shall be granted but termination shall not affect accrued rights in existence at the date of termination.

3.       INDIVIDUAL LIMITS

3.1 REVENUE LIMIT: Any Option granted to any Qualifying Employee shall be limited and take effect so that it does not result in the aggregate Market Value of the Stock which he may acquire on the exercise of:

         (a)      the Option; and

         (b)      any other then Subsisting Options; and

         (c) any other then Subsisting Options granted under any other share option scheme established by the Company or any Subsidiary (being an Approved Scheme but not a Savings-Related Scheme)

         exceeding or further exceeding (Pound)30,000.

3.2 MARKET VALUES: In determining market values for the purposes of this Rule, the calculation shall be made by reference to the market value of the relevant stock on the date on which each Option was granted in accordance with the provisions of its respective option scheme.

4.       GRANT OF OPTIONS

4.1 BOARD OF DISCRETION: If in its absolute discretion it thinks fit, the Board may grant or procure the grant of an Option to a Qualifying Employee over such number of shares of Stock as the Board may determine provided that no Option shall be granted unless and until this Plan becomes an Approved Plan.

4.2 ACQUISITION PRICE: Subject to Rules 8 and 9, the price at which each Share subject to an Option may be acquired on the exercise of that Option shall be:

         (a) in the case of an Option to Subscribe, not less than the greater of the nominal value of such share of Stock and its Market Value on the Dealing Day immediately preceding the Grant Date; and

         (b) in any other case not less than its Market Value on the Dealing Day immediately preceding the Grant Date and subject thereto shall be such sum as the Grantor shall decide and cause to be stated in that behalf in the relevant Option Certificate.

5.       OPTION CERTIFICATES

5.1 ISSUE: All Options shall be granted by a certificate (duly executed by the Grantor as a deed)

5.2      CONTENT: The Option Certificate shall:-

         (a)      state the Grant Date of the Option;

         (b)      state the number of shares of Stock subject to the Option;

         (c) state the Acquisition Price payable for each share of Stock under the Option;

         (d) refer the holder to all the provisions of this Plan and in particular the provisions of Rule 11.5;

         (e) subject to these conditions, be in such form as the Board may from time to time prescribe (and the form of the Option Certificate initially proposed to be used for this purpose is set out in the First Schedule).

6.       RIGHTS TO EXERCISE OPTIONS

6.1 GENERAL EXERCISE RIGHTS: Subject as otherwise herein provided an Option may be exercised at any time not less than three (3) years after its Grant Date.

6.2 LATEST EXERCISE DATE: No Option shall be capable of exercise after five o'clock in the afternoon (5:00 pm) GMT on the day prior to the tenth anniversary of its Grant Date or after such earlier date as may be specified in that respect on the Option Certificate.

6.3 TERMINATION OF EMPLOYMENT: In any circumstance where the holder of a Subsisting Option ceases to be Qualifying Employee other than for one of the circumstances contained in Rule 6.3(a) or rule 6.3(b), his Option may be exercised within ninety (90) days of the date of ceasing to be a Qualifying Employee.

         (a) Where the holder of a Subsisting Option dies before exercising the Option the Option may be exercised by his personal representatives within twelve (12) months of the date of death;

         (b) Where the holder of a Subsisting Option ceases to be a Qualifying Employee by reason of:-

                  (i) injury or disability (evidenced to the satisfaction of the Board);

                  (ii) redundancy (within the meaning of the Employment Rights Act 1996);

                  (iii) retirement on or after reaching sixty five (65) years of age;

                  (iv) pregnancy (the effective date of such cessation being the date on which the provisions of the Employment Rights Act 1996 cease to apply in respect of that office or employment). For these purposes, an Option Holder who ceases to be a Qualifying Employee by reason of pregnancy or confinement and who exercises her right to return to work under Section 45 of the Employment Rights Act 1996 before exercising her Option(s) under the Plan shall be treated as not having ceased to be such a director or employee;

                  (v) the company for which the Option Holder works ceasing to be a Participating Company;

                  (vi) the transfer of the undertaking or part-undertaking in which the Option Holder is employed to a person other than a Participating Company then subject to Rule 6.4 and Rules 6.8 to 6.9 the Option may be exercised no later than:

                           (1)      twelve (12) months after such cessation; or

                           (2) twelve (12) months after the later of the third anniversary of its Grant Date and the third anniversary of the Option Holder's most recent previous exercise of an option obtained under this or any other Approved Scheme (not being a Savings-Related Scheme) in circumstances in which Paragraphs (a) and
                                    (b) of Section 185(3) of the Act applied and which thereby enjoyed relief from income tax whichever shall allow the longer period.

6.4      TAKEOVERS:

6.4.1 EFFECT OF TAKEOVER: If any person (either alone or together with any person acting in concert with him) ("the Offeror") obtains Control of the Company or having such control makes a general offer to acquire all the Stock of the Company (other than those which are already owned by him and/or any person acting in concert with him) ("Takeover") the Company and/or (as appropriate) the Offeror and the Grantor will offer to each holder of a Subsisting Option one of the following offers:

         (a) an offer to replace the Option with a new option pursuant to Rule 8;

         (b) an offer to permit the exercise of each Option, subject to Rule 6.4.2.

6.4.2. PERMITTED EXERCISE RIGHTS FOLLOWING TAKEOVER: If an offer pursuant to Rule 6.4.1(b) is made the Offeror shall notify the Option Holder in writing or electronically that the Subsisting Option is exercisable for a period of fifteen (15) days from such notice and the Subsisting Option shall terminate on the expiry of such period. On exercise of the Subsisting Options Option Holders will receive Stock. If the consideration received by holders of Stock on the Takeover is not solely shares of common stock or shares of the Offeror, then the Offeror may provide that the consideration to be received by the former Option Holders upon the exercise of any subsisting Option, to be solely stock or shares of the Offeror equal in fair market value to the value per unit of stock or shares consideration received by holders of Stock in the Takeover.

6.4.3    MEANING OF CONTROL AND CONCERT IN RULE 6.4: For the purposes of Rule
         6.4 (and only for such purpose):-

         (a) a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of the Company;

         (b) persons acting in concert comprise persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them of stock in the Company, to obtain or consolidate Control of the Company.

6.4.4 PRIORITY OF TAKEOVER RIGHTS: Immediately upon Takeover the provisions of Rule 6.4 and the rights of Option Holders thereunder shall apply to the exclusion of any and all other rights to exercise Options under Rules 6.1, 6.3, and 6.5 to 6.7 save that an Option shall in no circumstances be capable of exercise more than twelve (12) months after the date of the Option Holder's death.

6.5 RECONSTRUCTIONS: If under Section 425 of the Companies Act 1985 the court sanctions a compromise or arrangement between the Company and its members proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, then:

         (a) each Participant may exercise his Option at any time and from time to time in the period starting with the date upon which the compromise or arrangement is sanctioned by the court and ending with the earlier of the date upon which it becomes effective and the date which is six months after the date on which it is sanctioned, and

         (b) upon the compromise or arrangement becoming effective, all Options shall, subject to Rule 8, lapse.

6.6 COMPULSORY PURCHASE: If any person becomes bound or entitled to acquire Stock in the Company under Sections 428 to 430 F of the Companies Act 1985, any Subsisting Option (subject to Rules 6.4, 6.9 and 8) may be exercised at any time while that person remains so bound or entitled.

6.7 VOLUNTARY WINDING UP: Subject to Rules 6.4, 6.9 and 8 if the Company passes a resolution for voluntary winding up, any Subsisting Option may be exercised within six (6) months of the passing of the resolution.

6.8 MATERIAL INTEREST: An Option may not be exercised at any time when the holder is a Materially Interested Person.

6.9 LAPSE OF RIGHTS: Save to the extent then already exercised, an Option shall lapse and cease to be exercisable on the earliest of the following:

         (a) at five o'clock in the afternoon (5.00pm) GMT on the day prior to the tenth anniversary of its Grant Date or on such earlier dates as may be specified in that respect in the Option Certificate;

         (b) at five o'clock in the afternoon (5.00pm) GMT on the expiry date of any Exercise Period;

         (c) upon a resolution being passed or an order being made by the Court for the compulsory winding up of the Company;

         (d) if the Option Holder is adjudicated bankrupt or enters into a scheme of arrangement or compromise with his creditors at such time (if any) as the Board may determine; or

         (e) save to the extent permitted pursuant to these Rules immediately upon the Option Holder purporting to transfer, assign or charge his Option or otherwise doing or omitting to do anything as a result of which he ceases to be legal and beneficial owner of the Option.

7.       EXERCISE OF OPTION

7.1 NOTICE: Subject to Rule 6, an Option (whether granted by the Company or a third party) may be exercised in respect of all or any part of the Stock which are subject to it by delivery of a notice in writing to the Secretary of the Company or its duly appointed agent during the relevant Exercise Period or in accordance with Rules 6 and 8. The Notice exercising the Option shall be given in such form and manner, not inconsistent with these Rules, as the Board or (as the case may be) the Grantor may determine (and the form of such notice initially proposed to be used for this purpose is set out in the Second Schedule). In respect of Options granted otherwise than by the Company any such notice (or remittance enclosed therewith) shall be received by the Company for and on behalf of the Grantor.

7.2 ALLOTMENT: Subject to the Rules, within twenty-eight (28) days following receipt of a notice constituting a valid exercise of an Option (and complying with the provisions of Rule 7.1) and the appropriate remittance, the Grantor shall allot, issue or transfer or (as the case may be) cause to be allotted, issued or transferred to the Option Holder or (as the case may be) his personal representatives the Stock which is the subject of such notice.

7.3 SHARE CERTIFICATES: As soon as reasonably practicable after such allotment or transfer of Stock under the Plan, the Company shall issue to such Option Holder, his nominee or his personal representatives a definitive share certificate in respect of the Stock so allotted or transferred.

7.4 RANKING OF STOCK: Save for any rights determined by reference to a date preceding the date of allotment or transfer, the Stock so issued or transferred shall rank pari passu with the other stock of the same class in issue at the date of allotment or transfer and shall carry all rights attaching thereto at that date.

8.       EXCHANGE OF OPTIONS ON A TAKEOVER

8.1 REPLACEMENT OF OPTIONS: If any company ("the Acquiring Company") obtains or consolidates Control of the Company, or becomes bound or entitled to acquire stock in the Company within any of the sets of circumstances specified in Paragraphs 15(1)(a) (b) or (c) of Schedule 9, then, upon an offer on the basis specified in paragraph (a) of Rule
         6.4.1 being made to Option Holders, any Option Holder at any time within the period specified in Paragraph 15(2) of Schedule 9 by agreement with the Acquiring Company and (as appropriate) the Company and the Grantor may release his option ("the Old Option") in consideration of the grant to him of an option ("the New Option") which:

         (a) relates to stock or shares which comply with paragraphs 10 to 14 of Schedule 9 and is in a different company (whether the Acquiring Company itself or some other company) which on the assumption that the Acquiring Company were the Grantor would be a company falling within Paragraph 10(b) or (c) of Schedule 9;

         (b) is a right to acquire such amount of such stock as on acquisition of the New Option has an aggregate Market Value equal to the aggregate Market Value of the Stock subject to the Old Option on its release;

         (c) has an acquisition price per share of Stock such that the aggregate price payable on complete exercise equals the aggregate Acquisition Price which would have been payable on complete exercise of the Old Option; and

         (d) is otherwise equivalent to the Old Option (as defined in Paragraph 15(3) of Schedule 9).

                  The New Option shall, for all other purposes of this Plan, be treated as having been acquired at the same time as the Old Option and, following release of the Old Option and the grant of the New Option, for the purposes of applying the Rules thereto:-

                           (i) "Company" and "Stock" in relation to the New Options shall be construed as if references to the Company and to the Stock were references to the Acquiring Company and to stock in the Acquiring Company or (as the case may be) to the other company's stock to which the New Options relate and to the stock in the other company;

                           (ii) "Board" shall mean the board of directors of that company or a duly constituted committee thereof.

8.2 OPTION CERTIFICATES: Upon grant of the New Option, a new Option Certificate shall be issued accordingly and the First and Second Schedules shall be amended mutatis mutandis.

8.3 LAPSE OF OPTIONS: Subject to a release being effected pursuant to Rule 8.1, all Options shall automatically lapse and cease to be exercisable.

8.4 NO IMMEDIATE EXERCISE: For the avoidance of doubt, where in accordance with Rule 8.1 Subsisting Options are released and New Options granted, the New Options shall not be exercisable in accordance with Rule 6.4 by virtue of the event on which the New Options were granted.

9        VARIATION OF CAPITAL

9.1 ADJUSTMENT: Subject as provided in Rule 9.2 in the event of any capitalisation issue, rights issue, sub-division, consolidation or reduction of share capital or any other variation in capital, the Board and (as appropriate) the Grantor may make such adjustments as shall be fair and reasonable in all the circumstances to:-

         (a) the number or nominal value of a share of Stock comprised in any Option; and/or

         (b) the Acquisition Price payable for a share of Stock subject to any Option

         Provided Always That the aggregate amount payable on the exercise of an Option in full shall not thereby be increased no adjustment shall cause any of the conditions of the approval of the Plan under Schedule 9 to be thereby breached and the Acquisition Price payable on subscription for new stock shall never be less than the nominal value of the share of Stock to which it relates.

9.2 INLAND REVENUE APPROVAL: No adjustment under Rule 9.1 shall take effect without prior confirmation in writing by the Board of the Inland Revenue approving such proposed adjustment.

9.3 NOTICE OF ADJUSTMENT: As soon as reasonably practicable after making any adjustment under Rule 9.1 the Board and (as appropriate) the Grantor shall give notice in writing to every Option Holder thereby affected specifying the adjustments made insofar as they affect him and (subject to Rule 9.2) such notice shall be binding upon the Option Holder in the absence of manifest error Provided That where pursuant to Rules 9.1(a) or 9.1(b) an adjustment is made to the terms of an Option prior to the issue of an Option Certificate pursuant to Rule 5, the certificate shall set out details of the Option as so adjusted and shall be deemed to be sufficient notice of the adjustment for the purpose of this Rule.

10.      ADMINISTRATION AND ALTERATION

10.1 DISCRETION OF THE BOARD: The Board as it thinks fit shall have power from time to time to make and vary such regulations (not being inconsistent with the Rules) for the implementation and administration of this Plan.

10.2 BOARD DECISIONS: Save in respect of matters to be confirmed by the Auditors in accordance with these Rules, the decision of the Board shall be final and binding in all matters relating to this Plan and on any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure or as to any question or right arising out of or in respect of the Plan.

10.3 AMENDMENTS: Subject to Rule 10.4, this Plan may be amended in any respect by resolution of the Board provided that no amendment shall take effect which would cause this Plan to cease to be an Approved Scheme.

10.4 INLAND REVENUE CONSENT: No amendment to these Rules shall take effect until approved by the Board of the Inland Revenue.

10.5 RIGHTS OF OPTION HOLDERS: No amendments shall be made to the Plan which would have the effect of abrogating or prejudicially affecting any of the subsisting rights of Option Holders except with such consent on their part as would be required by the provisions of the Company's Memorandum of Incorporation if the stock to be issued on the exercise of the Options were so issued and constituted a separate class of share capital and if such provisions applied mutatis mutandis thereto.

10.6 NOTICE OF ALTERATION: As soon as reasonably practicable after making any alteration or addition under this Rule the Board shall give notice in writing thereof to any Option Holder who is thereby affected.

10.7 CIRCULARS: The Company shall not be obliged to provide Qualifying Employees or Option Holders with copies of any notices, circulars or other documents sent to shareholders of the Company.

10.8 COST: The cost of establishing and operating the Plan shall be borne by the Participating Companies in such proportions as the Board shall determine.

11.      GENERAL

11.1 AVAILABILITY OF STOCK: The Company shall at all times take account of the need for there to be available sufficient Stock to satisfy the exercise to the full extent still possible of all Subsisting Options taking account of any other obligations of the Company to issue unissued Stock and of the availability of existing unissued Stock.

11.2     EMPLOYMENT RIGHTS:

11.2.1 EFFECT OF PARTICIPATION: This Plan shall not form part of any contract of employment between any Participating Company and any employee of any such company and the rights and obligations of any individual under the terms of his office or employment with the Company or any Participating Company shall not be affected by his participation in the Plan or any right which he may have to participate therein.

11.2.2   EFFECT OF LOSS OF OFFICE:

         Participation in the Plan shall be on the express condition that:

         (a) neither it nor cessation of participation shall afford any individual under the terms of his office or employment with the Company or any Participating Company any additional or other rights to compensation or damage; and

         (b) no damages or compensation shall be payable in consequence of the termination of such office or employment or for any other reason whatsoever to compensate him for the loss of any rights he would otherwise have had (actual or prospective) under the Plan howsoever arising but for such termination; and

         (c) by applying for an Option he shall be deemed irrevocably to have waived any such rights to which he may otherwise have been entitled.

11.3 NON-ADMISSION: No Qualifying Employee shall have any claim against a Participating Company arising out of his not being admitted to participation in the Plan which (for the avoidance of all if any doubt) is entirely within the discretion of the Board.

11.4 CONSEQUENCE OF LAPSE: No Option Holder shall be entitled to claim compensation from any Participating Company or the Grantor in respect of any sums paid by him pursuant to the Plan or for any diminution or extinction of his rights or benefits (actual or otherwise) under any Option held by him consequent upon the lapse for any reason of any Option held by him or otherwise in connection with the Plan and the Company and each Participating Company shall be entirely free to conduct its affairs as it sees fit without regard to any consequences under, upon or in relation to the Plan or any Option or Option Holder.

11.5 TRANSFER, ASSIGNMENT OR CHARGE: All Options granted to Qualifying Employees are personal rights which cannot be transferred, assigned or charged in any circumstances


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         whatsoever save as set out in Rule 8.1 and any purported transfer, assignment or charge (save as aforesaid) shall cause the Option to lapse immediately.

11.6 TERMINATION: The Board may terminate the Plan at any time but Options granted prior to such termination shall continue to be valid and exercisable in accordance with the Rules, which shall continue to apply thereto.

11.7 STATUS OF AUDITORS: In any matter in which they are required to act under the Plan, the Auditors shall act as experts and not as arbitrators and their determination of the matter referred to them shall be final and conclusive.

11.8 NOTICES: Any notice or other communication required to be given pursuant to the terms of the Plan shall be sent:-

         (a) in the case of any Participating Company by personal delivery or by first-class post to such company at its registered office and shall be effective upon receipt;

         (b) in the case of the Grantor by personal delivery or by first class post to the Company at its registered office and shall be effective upon receipt; and

         (c) in any other case, by personal delivery or by delivery or sending the same by first-class post to the addressee's address last known to the Company or to the address of the place of business from which he performs the whole or substantially the whole of his duties of his office or employment (and notice to the personal representatives of a deceased Option Holder shall be effectively given if given personally or if left at or sent by first class post addressed to the Option Holder and delivered or sent by post accordingly) and where such notice or other communication is given by post it shall be deemed to have been received no later than forty-eight (48) hours after it was put into the post properly addressed and stamped.

11.9 LAW: The Plan and all Options shall be governed by and construed in accordance with English Law.